UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 14, 2021, Rekor Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). An aggregate of 23,502,535 shares held by holders of the Company’s voting stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on August 3, 2021, are as follows:

Proposal 1: At the Annual Meeting, the terms of all six (6) members of the Board of Directors expired. All of the six nominees for director were re-elected to serve until the next annual meeting of stockholders and until their successors are named and qualified, or until their earlier resignation or removal. The result of the votes to elect the six directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Robert Berman	14,553,537	97,814	-
Paul A. de Bary	14,568,394	82,957	-
Dr. Richard Nathan, Ph.D.	11,136,315	3,515,036	-
Glenn Goord	12,185,166	2,466,185	-
David Hanlon	10,390,800	4,260,551	-
Steven D. Croxton	14,554,804	96,547	-

Proposal 2: At the Annual Meeting, the stockholders ratified the appointment of Friedman LLP as our independent public accountant for the fiscal year ending December 31, 2021. The result of the votes to approve Friedman LLP was as follows:

For	Against	Abstain	Broker Non-Vote
23,453,298	11,229	37,797	-

Proposal 3: At the Annual Meeting, the compensation of the Company’s named executive officers was approved by the stockholders, on an advisory basis, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
11,830,574	48,831	2,771,946	-

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Proposal 4: At the Annual Meeting, the stockholders voted to conduct an advisory stockholder vote every year on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table, with the proposal receiving the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
9,535,937	38,817	2,074,496	3,002,101	-

Our stockholders recommended on a non-binding, advisory basis that the advisory vote on the compensation of our named executive officers be held every year. Based upon these results, our Board of Directors has determined to hold an advisory vote on the compensation of our named executive officers every year, until the next required vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers.

Proposal 5: At the Annual Meeting, the stockholders approved and adopted an amendment to the Company’s 2017 Equity Award Plan to increase the number of authorized shares of common stock reserved for issuance to 5,000,000 shares, with the proposal receiving the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
13,425,721	1,202,078	23,552	-

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: September 15, 2021	/s/ Robert A. Berman
Name: Robert A. Berman
Title: President and Chief Executive Officer

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